Exhibit 10.3




                             THIRD OMNIBUS AMENDMENT

     THIS THIRD OMNIBUS AMENDMENT (this "Amendment"), dated as of April 18, 2003, is entered into, by and among CH FUNDING, LLC, as the Borrower (the "Borrower"), ATLANTIC ASSET SECURITIZATION CORP., as the Issuer ("Atlantic"), CREDIT LYONNAIS NEW YORK BRANCH, as a Bank and as the Administrative Agent (the "Administrative Agent") and CH MORTGAGE COMPANY I, LTD., as the Servicer (the "Servicer"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

     WHEREAS, CH Funding, LLC, as Debtor, Credit Lyonnais New York Branch, as Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement dated as of July 9, 2002 (as the same may be amended, restated, supplemented or modified from time to time, the "Security Agreement"); and
     WHEREAS, the Borrower, Atlantic, the Administrative Agent, and the Servicer, have entered into that certain Loan Agreement dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the parties hereto, and as further amended by the Second Omnibus Amendment, dated as of November 25, 2002, by and among the parties hereto (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement" and together with the Security Agreement, the "Operative Documents");

     WHEREAS, the parties to the Operative Documents hereto desire to amend further the Operative Documents;

     NOW, THEREFORE, the parties agree as follows:

        Section  1.   Amendment to Security Agreement.

                 a. Section 5 of the Security Agreement is hereby amended by inserting at the beginning of the paragraph the following: "Subject to Section 2.7 of the Loan Agreement".

                 b. Section 8(E) of the Security Agreement is hereby amended by inserting after the word "commercially" and before the word "manner" the following: "reasonable".

        Section  2.   Amendment to Loan Agreement

                 a. Section 2.15(b) of the Loan Agreement is hereby amended by inserting after the words "a period of one month" and before the words ", which Advance" the following: "(provided that if such Interest Period begins on a date for which there is no corresponding date in the month in which such Interest Period is scheduled to end, the last day of such Interest Period shall be the last Business Day of the month in which such Interest Period is scheduled to end)."

                 b. Section 2.15(b) of the Loan Agreement is hereby further amended by inserting after clause (v) the following:

                 " or,

                 "(vi) the Eurodollar Rate determined pursuant hereto does not accurately reflect the cost of funds to the Issuer or the Banks (as conclusively determined by the Agent) during such Interest Period, or

                 "(vii) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for the relevant Interest Period,"

                 c. Section 3.4(A) of the Loan Agreement is hereby further amended by deleting clauses (i) and (ii) and by inserting in lieu thereof the following:

                 "(i) at no time shall Mortgage Notes having an aggregate Collateral Value in excess of $5,000,000 (the Collateral Value assigned to each such Mortgage Notes shall be determined utilizing as the principal amount of such Mortgage Note the lesser of the uncorrected face value of such Mortgage Note and the correct face value of such Mortgage Note known to the Borrower or the Servicer) be so delivered for replacement with the corrected
 Mortgage Notes hereunder;

                 "(ii) until such time as a corrected Mortgage Note shall have been delivered to the Collateral Agent, the Collateral Value attributed to each Mortgage Note delivered to the Servicer to be corrected in accordance with this
Section 3.4 shall be the lesser of the uncorrected face value of such Mortgage Note and the corrected face value of such Mortgage Note known to the Borrower and communicated by the Borrower to the Collateral Agent; and

                  "(iii) notwithstanding the preceding clause (ii), unless the corrected Mortgage Note is endorsed in blank (without recourse) and re-delivered to the Collateral Agent within 14 calendar days of the delivery by the Collateral Agent of the Mortgage Note to be corrected, the Collateral Value attributed to both the Mortgage Note to be delivered and the corrected Mortgage Note shall be zero beginning on the 15th calendar day; provided, however, that the Collateral Value attributable to the corrected Mortgage Note will be reinstated promptly upon the subsequent delivery thereof to the Collateral Agent."

        Section 3. Operative Documents in Full Force and Effect as Amended. Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

        Section  4.    Miscellaneous.

                 a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein

                 b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                 c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

                 d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).


                     [Signatures appear on following page.]

     IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ISSUER
AGREED:                             ATLANTIC ASSET SECURITIZATION CORP.
                                    By:      Credit Lyonnais New York Branch,
                                             as Attorney-in-Fact


                                    By:  /s/ Anthony Brown
                                    Name:  Anthony Brown
                                    Title: Vice President

ADMINISTRATIVE AGENT
AGREED:                             CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Anthony Brown
                                    Name:    Anthony Brown
                                    Title:   Vice President

BANK
AGREED:                             CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Anthony Brown
                                    Name:
                                    Title:        Vice President

SERVICER
AGREED:                             CH MORTGAGE COMPANY I, LTD.
                                    By: CH Mortgage Company GP, Inc., its
                                        general partner


                                    By: /s/ Randal C. Present
                                    Name:
                                    Title: President


BORROWER
AGREED:                             CH FUNDING, LLC



                                    By: /s/ Randal C.Present
                                    Name:
                                    Title:        President